SEGALL BRYANT & HAMILL TRUST

POWER OF ATTORNEY

KNOW ALL PEOPLE BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Philip L. Hildebrandt and Jasper R. Frontz, and each and any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and his name, place and stead, in any and all capacities, to sign this Registration Statement on Form N-14 relating to the reorganization of the Segall Bryant & Hamill Small Cap Value Dividend Fund into the Segall Bryant & Hamill Small Cap Value Fund, each a series of Segall Bryant & Hamill Trust; all Pre-Effective Amendments to said Registration Statement; all subsequent Post-Effective Amendments to said Registration Statement; any supplements or other instruments in connection therewith, and to file the same, with all exhibits thereto, and other supplements or other instruments in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done; hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the date set forth below.

WITNESS my hands on this 22nd day of July, 2020.

/s/ Mary K. Anstine
Mary K. Anstine
Trustee, Chairman of the Board

/s/ Thomas J. Abood
Thomas J. Abood
Trustee

/s/ John A. DeTore
John A. DeTore
Trustee

/s/ Rick A. Pederson
Rick A. Pederson
Trustee

/s/ James A. Smith
James A. Smith
Trustee

/s/ Douglas M. Sparks
Douglas M. Sparks
Trustee

/s/ Janice M. Teague
Janice M. Teague
Trustee

/s/ Philip L. Hildebrandt
Philip L. Hildebrandt
President (Principal Executive Officer)

/s/ Jasper R. Frontz
Jasper R. Frontz
Treasurer (Principal Financial Officer and Chief Accounting Officer) and Chief Compliance Officer

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